SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 19, 2012 (June 18, 2012)

DYNEGY INC.

DYNEGY HOLDINGS, LLC

(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33443 000-29311	20-5653152 94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously disclosed, on November 7, 2011, Dynegy Holdings, LLC (“DH”) and four of its wholly-owned subsidiaries, Dynegy Northeast Generation, Inc., Hudson Power, L.L.C., Dynegy Danskammer, L.L.C. and Dynegy Roseton, L.L.C. (collectively, the “Debtors”), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of New York, Poughkeepsie Division (the “Bankruptcy Court”).  As also previously disclosed, on June 8, 2012, Dynegy Inc. (“Dynegy”) and DH (together with Dynegy, the “Plan Proponents”) filed a Third Amended Chapter 11 Plan of Reorganization (the “Third Amended Plan”) and a related disclosure statement for DH with the Bankruptcy Court.

On June 18, 2012, the Plan Proponents filed a Modified Third Amended Chapter 11 Plan of Reorganization (the “Modified Third Amended Plan”) and a related disclosure statement (the “Disclosure Statement”) with the Bankruptcy Court reflecting certain amendments to the Third Amended Plan pursuant to agreements reached among the Plan Proponents and DH’s major creditor constituencies.

Copies of the Modified Third Amended Plan and the Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively.  Copies of the Modified Third Amended Plan and the Disclosure Statement are also publicly available and may be accessed free of charge at the Debtors’ website at http://dm.epiq11.com/DHL/Project.  The information set forth on the foregoing website shall not be deemed to be part of or incorporated by reference into this Form 8-K.

The Debtors recommend that holders of claims refer to the limitations and qualifications included in the Modified Third Amended Plan and the Disclosure Statement, as applicable, with respect to the information contained therein.  Information contained in the Modified Third Amended Plan and the Disclosure Statement is subject to change, whether as a result of further amendments to the Plan, as amended, actions of the Bankruptcy Court or third parties, or otherwise.

Bankruptcy law does not permit solicitation of acceptances of the Modified Third Amended Plan until the Bankruptcy Court approves the Disclosure Statement as providing adequate information of a kind, and in sufficient detail, as far as is reasonably practicable in light of the nature and history of the Plan Proponents and the condition of the Plan Proponents’ books and records, that would enable a hypothetical reasonable investor typical of the holder of claims or interests treated under the Modified Third Amended Plan to make an informed judgment about the Modified Third Amended Plan.  Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Modified Third Amended Plan.  There can be no assurance that the Bankruptcy Court will approve the Disclosure Statement, that the holders of claims or interests treated under the Modified Third Amended Plan will approve the Modified Third Amended Plan, or that the Bankruptcy Court will confirm the Modified Third Amended Plan.  The Modified Third Amended Plan will become effective if and when the requisite approval is received from holders of claims treated under the Modified Third Amended Plan and entitled to vote in respect thereof, an order confirming the Modified Third Amended Plan is entered by the Bankruptcy Court, and certain conditions to the effectiveness of the Modified Third Amended Plan, as stated therein, are satisfied.

The Modified Third Amended Plan and the Disclosure Statement shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not otherwise subject to the liabilities of that section, and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Non-GAAP Financial Information.

In this Form 8-K, we discuss the non-GAAP financial measures included in Exhibit D to the Disclosure Statement, including definitions of such non-GAAP financial information and identification of the most directly comparable GAAP financial measures. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures, to the extent available without unreasonable effort, are incorporated herein by reference to Exhibit 99.3 hereto.

EBITDA Measures.

“EBITDA” — We define “EBITDA” as earnings (loss) before interest, taxes, depreciation and amortization.

“Adjusted EBITDA” — We define “Adjusted EBITDA” as EBITDA adjusted to exclude (1) gains or losses on the sale of assets, (2) the impacts of mark-to-market changes, (3) impairment charges and (4) the contract amortization expense associated with our Independence facility.  As prescribed by the SEC, when EBITDA is discussed in reference to performance on a consolidated basis, the most directly comparable GAAP financial measure to EBITDA is net income (loss) attributable to Dynegy.  It can be reconciled using the following calculation: Net income (loss) plus Income tax expense (benefit), Interest expense and Depreciation and amortization expense.

Gross Margin Measure.

“Adjusted Gross Margin” — We define “Adjusted Gross Margin” as revenues less cost of sales excluding (1) the impacts of mark-to-market changes and (2) the contract amortization expense associated with our Independence facility.  The most directly comparable GAAP financial measure to Adjusted Gross Margin is Gross Margin.

Cash Flow Measure.

“Unlevered Cash Flow” — We define “Unlevered Cash Flow” as cash flow from operations less maintenance and environmental capital expenditures excluding the impact of cash interest payments.  The most directly comparable GAAP financial measure to Unlevered Cash Flow is cash flow from operations.

Debt Measure.

“Net Debt” — We define “Net Debt” as total GAAP debt less cash and cash equivalents and less unused restricted cash excluding the impact of unamortized premiums and discounts.  Unused restricted cash in this case consists of unused cash collateral in various accounts at Dynegy Midwest Generation, LLC Dynegy Power, LLC, and DH.  The most directly comparable GAAP financial measure to Net Debt is GAAP debt.

The forward-looking non-GAAP measures disclosed in the Disclosure Statement are presented solely for the purpose of providing “Adequate Information” under Section 1125 of the Bankruptcy Code to enable the holders of claims against DH entitled to vote under the Plan to make an informed judgment about the Plan and should not be used or relied upon for any other purpose, including the purchase or sale of securities of, or claims or equity interests in, the Debtors or Dynegy.  However, there can be no assurance that the assumptions made in preparing any forward-looking non-GAAP measures will prove accurate, and actual results may be materially greater or less than those contained in any forward-looking non-GAAP measures.  By definition, non-GAAP measures do not give a full understanding of Dynegy; therefore, to be truly valuable, they must be used in conjunction with the comparable GAAP measures.  Non-GAAP financial measures are not standardized; therefore, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.  We strongly encourage investors to review our consolidated financial statements and publicly filed reports in their entirety and not rely on any single financial measure. These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures and are by definition an incomplete understanding of Dynegy, and must be considered in conjunction with GAAP measures.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document

99.1	Modified Third Amended Chapter 11 Plan of Reorganization, as filed June 18, 2012.
99.2	Disclosure Statement, as filed June 18, 2012.
99.3	Reconciliation of Non-GAAP Financial Measures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: June 19, 2012	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President & General Counsel

DYNEGY HOLDINGS, LLC
(Registrant)

Dated: June 19, 2012	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Modified Third Amended Chapter 11 Plan of Reorganization, as filed June 18, 2012.
99.2	Disclosure Statement, as filed June 18, 2012.
99.3	Reconciliation of Non-GAAP Financial Measures.